Exhibit 99.2

 Management Track RecordMarch 2016

 2  In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC.This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Prime, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security.Important InformationAshford Hospitality Prime, Inc. ("Ashford Prime") plans to file with the SEC and furnish to its stockholders a Proxy Statement in connection with its 2016 Annual Meeting, and advises its stockholders to read the Proxy Statement relating to the 2016 Annual Meeting when it becomes available, because it will contain important information. Stockholders may obtain a free copy of the Proxy Statement and other documents (when available) that Ashford Prime files with the SEC at the SEC's website at www.sec.gov. The Proxy Statement and these other documents may also be obtained for free from Ashford Prime by directing a request to Ashford Hospitality Prime, Inc., Attn: Investor Relations, 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254 or by calling (972) 490-9600.Certain Information Concerning ParticipantsAshford Prime, its directors and named executive officers may be deemed to be participants in the solicitation of Ashford Prime's stockholders in connection with its 2016 Annual Meeting. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in Ashford Prime's proxy statement dated April 17, 2015, which is filed with the SEC. To the extent holdings of Ashford Prime's securities have changed since the amounts printed in the proxy statement, dated April 17, 2015, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Certain Disclosures

Summary

Management Expertise & Alignment

- Substantial depth of hospitality experience
- Highly aligned with the interests of all shareholders
- Commitment to long term value creation for stakeholders

Operational Expertise

- Best-in-class asset management team
- Affiliate property manager Remington adds significant value
- In-depth hospitality operations experience and knowledge allows management to identify property-level value-add opportunities

Capital Markets Expertise

- Management has been involved in almost $20 billion of deal and capital markets activity in the hospitality industry since 2003 alone
- Unique strategies employed by management have been very successful

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HOSPITALITY PRIME
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 Management Expertise & Alignment  4  Renaissance TampaTampa, FL  Chicago Sofitel WaterTowerChicago, IL  Ritz-Carlton St. ThomasSt. Thomas, BVI

Management Team with Deep Experience



Montgomery J. Bennett
Chief Executive Officer & Chairman of the Board

- 27 years of hospitality experience
- 13 years with Ashford (14 years with Ashford predecessor)
- Cornell School of Hotel Administration BS
- Cornell S.C. Johnson MBA



Douglas A. Kessler
President

- 20 years of hospitality experience
- 13 years with Ashford
- Stanford BA, MBA
- 10 years with Goldman Sachs



David A. Brooks
Chief Operating Officer, General Counsel

- 24 years of hospitality experience
- 13 years with Ashford (11 years with Ashford predecessor)
- University of North Texas BS, University of Houston JD



Deric S. Eubanks, CFA
Chief Financial Officer

- 16 years of hospitality experience
- 13 years with Ashford
- Southern Methodist University BBA
- 3 years with ClubCorp
- CFA charterholder



Mark L. Nunneley
Chief Accounting Officer

- 31 years of hospitality experience
- 13 years with Ashford (18 years with Ashford predecessor)
- Pepperdine University BS, University of Houston MS, CPA



Jeremy J. Welter
EVP of Asset Management

- 10 years of hospitality experience
- 5 years with Ashford (5 years with Ashford predecessor)
- Oklahoma State University BS
- 5 years with Stephens Investment Bank



J. Robison Hays
Chief Strategy Officer

- 11 years of hospitality experience
- 11 years with Ashford
- Princeton University AB
- 3 years of M&A experience at Dresser Inc. & Merrill Lynch

Aggregate 140+ Years of Relevant Industry Experience

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HOSPITALITY PRIME
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 Highly Aligned With the Interests of All Shareholders  6  Public Lodging REITs include: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHOSource: Company filings* Insider ownership for Ashford Prime includes direct & indirect interests & interests of related parties  Ashford Prime’s management team consisting of seven executives is the most highly-aligned management team among peers with respect to insider ownershipA substantial amount of management’s net worth is in Ashford Prime stock, thus they are highly incentivized to maximize shareholder value

 Monty J. Bennett was named the hotel industry’s “Top-Performing CEO of the Year” for 2011 by HVS Executive Search, as he offered the best value to AHT shareholders based on HVS’s pay-for-performance model2013 finalist for ALIS Single Asset Transaction of the Year for AHT’s purchase of the 142-room Pier House Resort & Spa for $90 million from The Jacobs Group2011 finalist for ALIS Merger & Acquisition of the Year for AHT’s joint venture with Prudential Financial Inc. that acquired the hotel portfolio of Highland Hospitality Corp. Awarded the 2015 Marriott Renovation Excellence Award for AHP’s repositioning of Courtyard Philadelphia DowntownAwarded the 2015 Marriott Full-Service Renovation Excellence Award for AHT’s conversion of the Marriott Beverly Hills  Award-Winning Management Team  7

Operational Expertise


Marriott Seattle
Seattle, WA

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HOSPITALITY PRIME
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Strong Operational Expertise

- **Hospitality REITs require very hands-on asset management and it's crucial that management has a very thorough understanding of operations in order to oversee property managers**
- **The depth of management's 140+ years of hospitality experience provides shareholders with exceptional operational expertise**
- **Best-in-class asset management team, as evidenced by highest EBITDA flows and margin change by AHT over the past nine years versus peers**
- **Remington also provides an advantage, as it outperforms other property managers, can better preserve cash flow going into a downturn, and can enhance acquisition returns**
- **Management looks at each property to identify opportunities and implement value-add strategies**
- **Ashford Prime gives shareholders the unique opportunity to invest alongside an industry-leading management team with tremendous hotel operating experience and expertise**
- **Several upcoming slides include hands-on case studies involving AHP properties, demonstrating the impact of our asset management and operational know-how**

ASHFORD HOSPITALITY PRIME

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 Asset Management Expertise  10  Peers include: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RHP, RLJ, SHO, and APLESource: Company filings  AHT has the highest average hotel EBITDA flows among its peers over the past 9 years

 Asset Management Expertise  11  Renaissance TampaTampa, FL  Peers include: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RHP, RLJ, SHO, and APLESource: Company filings  AHT has the highest average EBITDA margin change among its peers over the past 9 years

 Remington Outperformance - Profitability  12  Renaissance TampaTampa, FL  Marriott SeattleSeattle, WA                Superior management of downside risk and cash flow loss  Remington has outperformed in EBITDA flow-through 7 out of the last 8 years  NOTE: Remington managed hotels owned by Ashford Trust and Ashford Prime as compared to Non-Remington managed hotels owned by Ashford Trust and Ashford Prime

 Ordinary asset management results  Extraordinary Ashford asset management results  Asset Management Expertise – Highland Takeover  13  The takeover of the Highland portfolio demonstrates how a superior asset management team can drive performanceAHT took over the Highland portfolio in March 2011 (see slide 27 for additional background)The portfolio is a high-quality, geographically diversified portfolio of 28 hotels, mainly comprised of upper-upscale Marriott and Hilton-branded hotels      Hotel EBITDA Flow-Through

 Asset Management Expertise – Marriott Seattle  14  Seattle Marriott Waterfront – Seattle, WA    Segment  Jul-Aug 2012  Jul-Aug 2013  Jul-Aug 2014  Jul-Aug 2015  ADR  Premium Retail  $ 327.49  $ 354.85  $ 411.14  $ 449.95    Regular Retail  $ 281.73  $ 309.96  $ 348.03  $ 371.66    Difference  $ 45.76  $ 44.90  $ 63.10  $ 78.29  Premium Rooms  Identified 23 corner rooms with views of the water to transition to premium Corner King roomsTotal number of premium rooms is 200, 56% of the total room inventoryCorner King rooms can sell at $100 above regular retail during peak summer seasonFewer regular retail rooms make it easier to fence out special corporate rates during peak timesSell premium rooms in advance, leading to higher regular retail rates after premium rooms sell outUse length-of-stay restrictions on regular retail to encourage booking premium rooms  Implementation Summary:  300 bps RevPAR index gain since 2011

Asset Management Expertise – Capital Hilton



RPI, Trailing 12-Months
110
109
108
107
106
105
104
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
+370 bps growth



The Capital Hilton

The Capital Hilton – Washington, DC


The Capital Hilton – Washington, DC

Implemented Revenue Strategies:

- Installed Upsell program, driving $250,000 of incremental revenue
- Daily focus on pricing in order to drive retail transient penetration to historical high; retail RPI up 19% TTM
- Weekly reviews of group position, leading to 5% TTM group RPI growth
- Upgraded Director of Revenue Management in Q1 2015

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HOSPITALITY PRIME
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Asset Management Expertise – Marriott Plano Legacy


RPI, Trailing 12-Months
Hilton Granite Park Opening (1.2 miles from Marriott Plano)
+1,640 bps growth
126
124
122
120
118
116
114
112
110
108
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15


Marriott
Marriott Plano Legacy – Plano, TX


Marriott Plano Legacy – Plano, TX

Implemented Revenue Strategies:

- Strong RPI growth despite opening of Hilton Granite Park in Sep. 2014
- Installed Sr. RM in Q1 2014
- 2014 & 2015 Business Transient Pricing Strategy led to premium increases with key accounts
- Renovated meeting space in 2014
  - Monthly review with Area & Group Sales Offices to grow group RPI

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Asset Management Expertise – Room Additions


Marriott Seattle Waterfront – Seattle, WA


The Capital Hilton
The Capital Hilton – Washington, DC

Project Overview:

- Fourth highest RevPAR in Prime portfolio
- Destination market with high barriers to entry location overlooking Elliott Bay near Pike Place Market
- AHP to invest $900,000 to relocate the concierge lounge to 1st floor, **adding 3 guestrooms**

Project Overview:

- Fourth highest occupancy hotel in Prime portfolio
- Iconic hotel located in downtown Washington DC and 3 blocks north of the White House
- Converted 1 Ambassador Suite and relocated concierge lounge to 1st floor, **gained 6 additional keys**

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 Asset Management Expertise – Pier House  18  Asset management performance significantly exceeded underwritingEliminated $1.5mm in expenses through cost cutting initiatives: Right-sized staffing levelImplemented improved housekeeping practicesIdentified additional F&B efficienciesRealized synergies with other Remington-managed Key West assetsSaved $385,000 in insurance expense by adding to Ashford programRealized approximately $350,000 in annualized incremental parking revenue  Implemented Strategies:  Pier House Resort – Key West, FL    Jun-May 2013 Pre-Takeover   Jun-May 2014Post-Takeover  Increase (%, BPs)  RevPAR  $283.94  $323.66  14.0%  Total Revenue*  $19,196  $21,284  10.9%  RPI  97.7  101.7  +409  EBITDA*  $6,031  $8,312  37.8%  EBITDA Flow    109.2%    *$ in Thousands  Original going-in cap rate of 6.2% in May 2013 and current cap rate of 9.8%

Asset Management Expertise – Courtyard San Francisco


RPI, Trailing 12-Months
Select*, excluding CY San Francisco
Opportunity
CY Philadelphia Renovation Impact
CY San Francisco
111
110
109
108
107
106
105
104
103
102
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15


Courtyard San Francisco – San Francisco, CA


ADR Index, Trailing 12-Months
Select*, excluding CY San Francisco
Opportunity
CY San Francisco
110
109
108
107
106
105
104
103
102
101
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15

Opportunities:

- Courtyard San Francisco has historically underperformed compared to the rest of AHP's select portfolio in ADR index
- A one point increase in RevPAR index equals $171,000 in EBITDA
- Repositioning hotel with $14.5mm extensive guestrooms and lobby renovation starting Q4 2016
  - Custom guestrooms renovation (including king showers) will better position hotel to capture higher rated group and transient business

*Ashford Prime-owned select service properties

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Asset Management Expertise – Bardessono

Hotel Overview:

- Acquired by AHP in July 2015
- **2015 RevPAR of $564**
- 62 keys, 1,350 sq. ft. of meeting space
- Located in Yountville, CA the "Culinary Capital of Napa Valley"
  - High barrier to entry market
- Easily accessible to the major markets in Northern California
- One of only three LEED Platinum certified hotels in the U.S., only hotel in California



Bardessono – Yountville, CA



Bardessono – Yountville, CA

Opportunities:

- Opportunity to add 2 to 3 luxury villas to attract ultra-luxury guests
- Cost control opportunities
- Implementation of Remington revenue initiatives
- **RevPAR up 5.9%, EBITDA Margin up 460 bps, & EBITDA flow-through of 83%** in the 4th quarter (1st full quarter of ownership)

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Asset Management Expertise – Ritz St. Thomas

Hotel Overview:

- Acquired by AHP in December 2015
- 180 keys, 10,000 sq. ft. of meeting space
- Acquisition completed at favorable metrics of **7.2x TTM EBITDA** and **10% TTM NOI cap rate**
- Located in St. Thomas in the stunning U.S. Virgin Islands with high barriers to entry
- 30 oceanfront acres along Great Bay
- Recognized in the 2015 U.S. News & World Report's Best Hotel Rankings



Great Bay View
The Ritz-Carlton St. Thomas



The Ritz-Carlton St. Thomas

Opportunities:

- Significant upside after recently completed extensive $22 million renovation of guest rooms and public space
- Additional growth opportunities include ability to expand the resort further through additional keys and villas

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HOSPITALITY PRIME
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 Capital Markets Expertise  22  Renaissance TampaTampa, FL  Chicago Sofitel WaterTowerChicago, IL  Pier House ResortKey West, FL

 In addition to its operational expertise, management also has an extensive track record of successful capital markets executionManagement’s unique understanding of the long-term cost of equity has allowed it to successfully navigate through several lodging cycles while minimizing riskManagement has created tremendous shareholder value by executing unique and creative strategiesManagement is responsible for almost $20 billion of deal and capital markets activity in the hospitality industry since 2003 aloneThe next several slides highlight this management team’s ability to create value and mitigate risk through both traditional and innovative capital markets strategies   Deep Capital Markets Expertise  23

 Extensive Capital Markets & Deal Expertise  24  Management’s deal and capital markets activity in the hospitality industry has totaled $19.4 billion since 2003  Source: AHT, AHP and AINC Company filings

 The Ashford management team took advantage of the opportunity to buy back AHT stock at trough prices, while other public hospitality REIT management teams issued stock at these low prices, substantially diluting their shareholders  Significant Value Creation – Share Buybacks  25  Source: SNL

 Ashford management implemented a hedging strategy at AHT to protect cash flow prior to the Great Recession in 2008Management discovered a high correlation between RevPAR growth and changes in LIBORBased on this strong correlation, management swapped $1.8b of fixed-rate debt to floating-rate debt in order to cushion cash flow in the event of an industry downturnAdditionally, interest rate flooridors were purchased to provide more income should rates continue to drop, which they did  Significant Value Creation – Hedges  26

Significant Value Creation – Highland Portfolio

Highland Hospitality Portfolio:
AHT converted a fully-subordinated minority junior mezz position deep in the capital stack to 72% ownership of a $1.7b* portfolio, creating $372m in shareholder value

Transaction History

- **Demonstrated understanding of debt capital market conditions and formed subordinated JV with institutional partner**
  - In January 2008, AHT formed a joint venture with Prudential Real Estate Investors ("PREI") in which contributions would be split 25% from AHT and 75% from PREI
- **AHT acquired junior mezz position in former publicly traded Highland Hospitality**
  - In February 2008, the AHT/PREI joint venture acquired a mezzanine loan (mezz 6 tranche) secured by JER Partners $2.2 billion Highland Hospitality portfolio
  - AHT's 25% share of the investment was $17.5m
- **Aggressively protected capital investment as market conditions deteriorated**
  - In July 2010, the JV acquired a mezz 4 tranche in this portfolio at a substantial discount (AHT invested $15m) in order to protect its investment and gain leverage
- **Worked through consensual foreclosure and complex restructuring with 7 lenders to convert junior mezz position into equity ownership**
  - In March 2011, AHT contributed $150m and formed a new joint venture with PREI (72% AHT/ 28% PREI) to take ownership of the Highland portfolio through a consensual foreclosure for total consideration of $1.3b
  - The JV worked out a consensual restructuring with all lenders who provided $949m of financing and the JV assumed additional first mortgage financing of $146m
- **Resulted in conversion of 25% JV investment of $17.5 million in Mezz 6 position to 72% ownership of $1.7 billion* portfolio**
  - At a market value of $1.7b*, AHTs equity interest in the joint venture is worth about $554m*, representing a $372m gain over the $182m invested, which equates to a 29% IRR over seven years and a 3.0x equity multiple
- **AHT's subsequently bought out PREI's ownership interest to achieve 100% ownership**

** Based on the total transaction value at the time of the buyout of PREI in March 2015*

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28          Significant Value Creation – Highland Portfolio    The Ritz-Carlton – Atlanta, GA  29% IRR over 7 years3.0x equity multiple  $554.3    $371.8Gain  * Based on the total transaction value at the time of the buyout of PREI in March 2015  Highland Hospitality Portfolio:AHT converted a fully-subordinated minority junior mezz position deep in the capital stack to 72% ownership of a $1.7b* portfolio, creating $372m in shareholder value

 Substantial depth of hospitality experienceHighly aligned with the interests of all shareholdersCommitment to long term value creation for stakeholdersBest-in-class asset management teamAffiliate property manager Remington adds significant valueIn-depth hospitality operations experience and knowledge allows management to identify property-level value-add opportunities Management has been involved in almost $20 billion of deal and capital markets activity in the hospitality industry since 2003 aloneUnique strategies employed by management have been very successful  Summary  29  Renaissance TampaTampa, FL  Management Expertise & Alignment  Operational Expertise  Capital Markets Expertise

 Management Track RecordMarch 2016